CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM Rock ETF Trust of our report dated December 19, 2024, relating to the financial statements and financial highlights of the funds listed in Appendix I, which appears in PGIM Rock ETF Trust’s Certified Shareholder Report on Form N-CSR for the periods ended October 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York February 21, 2025

Appendix I

PGIM S&P 500 Buffer 12 ETF – January (formerly known as PGIM US Large-Cap Buffer 12 ETF – January) PGIM S&P 500 Buffer 20 ETF – January (formerly known as PGIM US Large-Cap Buffer 20 ETF – January) PGIM S&P 500 Buffer 12 ETF – February (formerly known as PGIM US Large-Cap Buffer 12 ETF – February) PGIM S&P 500 Buffer 20 ETF – February (formerly known as PGIM US Large-Cap Buffer 20 ETF – February) PGIM S&P 500 Buffer 12 ETF – March (formerly known as PGIM US Large-Cap Buffer 12 ETF – March) PGIM S&P 500 Buffer 20 ETF – March (formerly known as PGIM US Large-Cap Buffer 20 ETF – March) PGIM S&P 500 Buffer 12 ETF – April (formerly known as PGIM US Large-Cap Buffer 12 ETF – April)

PGIM S&P 500 Buffer 20 ETF – April (formerly known as PGIM US Large-Cap Buffer 20 ETF – April) PGIM S&P 500 Buffer 12 ETF – May (formerly known as PGIM US Large-Cap Buffer 12 ETF – May) PGIM S&P 500 Buffer 20 ETF – May (formerly known as PGIM US Large-Cap Buffer 20 ETF – May)

PGIM S&P 500 Buffer 12 ETF – June (formerly known as PGIM US Large-Cap Buffer 12 ETF – June) PGIM S&P 500 Buffer 20 ETF – June (formerly known as PGIM US Large-Cap Buffer 20 ETF – June) PGIM S&P 500 Buffer 12 ETF – July (formerly known as PGIM US Large-Cap Buffer 12 ETF – July)

PGIM S&P 500 Buffer 20 ETF – July (formerly known as PGIM US Large-Cap Buffer 20 ETF – July) PGIM S&P 500 Buffer 12 ETF – August (formerly known as PGIM US Large-Cap Buffer 12 ETF – August) PGIM S&P 500 Buffer 20 ETF – August (formerly known as PGIM US Large-Cap Buffer 20 ETF – August)

PGIM S&P 500 Buffer 12 ETF – September (formerly known as PGIM US Large-Cap Buffer 12 ETF –September) PGIM S&P 500 Buffer 20 ETF – September (formerly known as PGIM US Large-Cap Buffer 20 ETF – September) PGIM S&P 500 Buffer 12 ETF – October (formerly known as PGIM US Large-Cap Buffer 12 ETF – October)

PGIM S&P 500 Buffer 20 ETF – October (formerly known as PGIM US Large-Cap Buffer 20 ETF – October) PGIM S&P 500 Buffer 12 ETF – November (formerly known as PGIM US Large-Cap Buffer 12 ETF – November) PGIM S&P 500 Buffer 20 ETF – November (formerly known as PGIM US Large-Cap Buffer 20 ETF – November) PGIM S&P 500 Buffer 12 ETF – December (formerly known as PGIM US Large-Cap Buffer 12 ETF – December) PGIM S&P 500 Buffer 20 ETF – December (formerly known as PGIM US Large-Cap Buffer 20 ETF – December)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of PGIM Rock ETF Trust of our report dated December 19, 2024, relating to the financial statements and financial highlights of the funds listed in Appendix I, which appears in PGIM Rock ETF Trust’s Certified Shareholder Report on Form N-CSR for the period ended October 31, 2024. We also consent to the references to us under the headings "Financial Statements", "Independent Registered Public Accounting Firm" and "Financial Highlights" in such Registration Statement.

/s/PricewaterhouseCoopers LLP New York, New York February 21, 2025

Appendix I

PGIM Laddered S&P 500 Buffer 12 ETF (formerly known as PGIM Laddered Fund of Buffer 12 ETF) PGIM Laddered S&P 500 Buffer 20 ETF (formerly known as PGIM Laddered Fund of Buffer 20 ETF)